Exhibit 99.1

PRESS RELEASE

Tata Communications to Acquire Kaleyra, a Leading Global

CPaaS Platform Player, in All Cash Transaction

Acquisition Represents A Significant Premium Over Kaleyra’s Last Closing Price

New York, USA and Mumbai, INDIA – 28th June 2023 – Tata Communications, a global digital ecosystem enabler, today announces it has entered into a definitive agreement through Tata Communications Limited to acquire Kaleyra, Inc. (NYSE: KLR) to empower global enterprises to offer personalised experiences to their customers. Kaleyra is a global omnichannel integrated communication services provider with a set of proprietary platforms, offering targeted personalisation through messaging, video, push notifications, e-mail and voice-based services, and chatbots.

With this transaction, Tata Communications will gain an industry-proven platform with strong capabilities and scale. Kaleyra brings a stronghold in the business communications market in banking and financial services, retail and digital commerce industries across global markets, in addition to a strong team with expertise in technology, engineering and research & development. Tata Communications will also benefit from Tier 1 carrier connections in the US, ready connectors to third party platforms, and video services without the need for additional software plugins.

The resulting business will leverage Tata Communications large base of enterprise customers worldwide including 300 of the Fortune 500 companies, extensive mobile network operator (MNO) connections and global expansion opportunities. It will benefit from the global digital ecosystem enabler that powers today’s fast-growing digital economy in more than 190 countries and territories.

Under the terms of the agreement, Tata Communications has agreed to acquire Kaleyra, Inc. in a cash only transaction, at a price per share of USD $7.25 for a total consideration to Kaleyra shareholders of approximately USD 100 million and the assumption of all outstanding debt. This transaction has been unanimously approved by the Boards of Directors of both Tata Communications and Kaleyra. Consummation of the deal is subject to approval by Kaleyra’s stockholders, certain regulatory approvals and other customary closing conditions. Upon closing of the transaction, expected in six to nine months, Kaleyra Inc. will become a subsidiary of Tata Communications Limited. For the full year ended 31st December 2022, Kaleyra reported revenue of USD 339.2 million (USD 353.3 million in constant currency), an increase of 26.7% compared to the full year 2021 (32.0% increase in constant currency).

“With this investment in Kaleyra, we will accelerate our push into the customer interactions platform market and fortify our global CommTech position,” said A.S. Lakshminarayanan, MD and CEO, Tata Communications. “We are excited about Kaleyra’s remarkable talent and their demonstrated capabilities in next-gen technologies. With this acquisition, we will further build intelligent, intuitive and innovative multi-channel communication solutions to unlock new growth opportunities for our customers.”

Commenting on the acquisition, Mysore Madhusudhan, Executive Vice President, Collaboration and Connected Solutions, Tata Communications added, “As we further our position in the industry 4.0 world, we are committed to offering heightened targeted communications solutions for enterprises and their customers. We are confident our combined forces with Kaleyra will forge the path for the next wave of intelligence in enterprise communications globally.”

Dario Calogero, Founder and the CEO of Kaleyra said, “When we launched Kaleyra 24 years ago with my co-founder Simone Fubini, I could hardly envision that our voyage would take us from a small Italian startup, to global expansion, a publicly listed NYSE company, and now working together with a great technology leader like Tata Communications. This is a great day for Kaleyra and our shareholders, and our employees worldwide.”

Dr. Avi Katz, the Chairman of the Board of Directors of Kaleyra, commented, “I am very pleased with today’s outcome, fruits of the dedicated and professional work of the Kaleyra team. It’s been a privilege to be part of the Kaleyra team since the onset of their public listing journey in late 2019, and through the follow up significant funding of the company and its meaningful strategic extensions through GigCapital. This transaction represents a significant premium to the last closing share price and delivers significant value creation to all Kaleyra stakeholders. We are excited about the next chapter of the Kaleyra journey, being an essential part of the Tata Communications enterprise.”

Advisors

Lazard Frères & Co. LLC is serving as Tata Communications’ financial advisor and Goodwin Procter LLP is serving as Tata Communications’ legal counsel. Willkie Farr & Gallagher LLP is serving as Kaleyra’s legal counsel.

Tata Communications Contacts	Kaleyra Contacts

Media Contacts	Marketing Contacts
Arati Mukerji	Zephrin Lasker
Global Head, Communications, Brand, Public Affairs	Senior Vice President, Marketing & Strategic Alliances
+91 9958895759; arati.mukerji@tatacommunications.com	zephrin.lasker@kaleyra.com

Aastha Singh	Lori Perkins
Senior Manager, Communications	Senior Director – Marketing and Communications
+91 99670 89660; aastha.singh2@tatacommunications.com	lori.perkins@kaleyra.com

Investor Contact	Investor Contact
Rajiv Sharma	Shannon Devine / Mark Schwalenberg
Head, Investor Relations	MZ North America
+91 9820136641	+1 203-741-8811
rajiv.sharma@tatacommunications.com	KLR@mzgroup.us

About Kaleyra

Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, e-mail, voice services, and chatbots.

Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1600 operator connections in 190+ countries, including all tier-1 US carrier.

About Tata Communications A part of the Tata Group, Tata Communications (NSE: TATACOMM; BSE: 500483) is a global digital ecosystem enabler powering today’s fast-growing digital economy in more than 190 countries and territories. Leading with trust, it enables digital transformation of enterprises globally with collaboration and connected solutions, core and next gen connectivity, cloud hosting and security solutions and media services. 300 of the Fortune 500 companies are its customers and the company connects businesses to 80% of the world’s cloud giants. For more information, please visit www.tatacommunications.com

Kaleyra’s Statutory Information

Additional Information and Where to Find it

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of Kaleyra, Inc.’s (“Kaleyra”) management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including Kaleyra’s ability to regain compliance with the NYSE Listing Company Manual, the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact that geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of Kaleyra and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) significant transaction costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Kaleyra’s business, including current plans and operations; (ix) the ability of Kaleyra to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) legislative, regulatory and economic developments affecting Kaleyra’s business; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which Kaleyra operates; and (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Kaleyra’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Forward-Looking Statements

Kaleyra plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the pending acquisition of Kaleyra (the “Transaction”), the definitive version of which will be sent or provided to Kaleyra stockholders. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS THAT KALEYRA HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement (when available), any amendments or supplements thereto, and any other relevant documents filed by or which will be filed by Kaleyra with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Kaleyra’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Kaleyra with the SEC in connection with the Transaction will also be available, free of charge, at Kaleyra’s investor relations website (investors.kaleyra.com) or by or by contacting Kaleyra Investor Relations at KLR@mzgroup.us.

Participants in the Solicitation

Kaleyra, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Transaction. Information relating to the foregoing can also be found in Kaleyra’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on November 22, 2022, and will be included in the Transaction Proxy Statement. Additional information regarding such participants, including their direct or indirect interests, which may be different from those of Kaleyra’s stockholders generally, will be included in the Transaction Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Transaction. You may obtain free copies of these documents using the sources indicated above.

Tata Communications Statutory Information

Forward-looking and cautionary statements

Certain words and statements in this release concerning Tata Communications and its prospects, and other statements, including those relating to Tata Communications’ expected financial position, business strategy, the future development of Tata Communications’ operations, and the general economy in India, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors, including financial, regulatory and environmental, as well as those relating to industry growth and trend projections, which may cause actual results, performance or achievements of Tata Communications, or industry results, to differ materially from those expressed or implied by such forward-looking statements. The important factors that could cause actual results, performance or achievements to differ materially from such forward-looking statements include, among others, failure to increase the volume of traffic on Tata Communications’ network; failure to develop new products and services that meet customer demands and generate acceptable margins; failure to successfully complete commercial testing of new technology and information systems to support new products and services, including voice transmission services; failure to stabilize or reduce the rate of price compression on certain of the company’s communications services; failure to integrate strategic acquisitions and changes in government policies or regulations of India and, in particular, changes relating to the administration of Tata Communications’ industry; and, in general, the economic, business and credit conditions in India. Additional factors that could cause actual results, performance or achievements to differ materially from such forward-looking statements, many of which are not in Tata Communications’ control, include, but are not limited to, those risk factors discussed in Tata Communications Limited’s Annual Reports.

The Annual Reports of Tata Communications Limited are available at www.tatacommunications.com. Tata Communications is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements.

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TATA COMMUNICATIONS and TATA are trademarks or registered trademarks of Tata Sons Private Limited in India and certain countries.